Exhibit 99.2
Building a Universal-RAS Franchise Nasdaq: IMRX With the potential to benefit more than 1.5 million cancer MARCH 2023 patients

2 2023 Corporate Presentation This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding Immuneering Corporation’s (the “Company”) plans to develop, manufacture and commercialize its product candidates, the timing or outcome (including interim results) of the Company’s ongoing or planned clinical trials for IMM-1-104, including our Phase 1/2a clinical trial, any of the Company’s other pipeline product candidates and any future product candidates, the clinical utility of the Company’s product candidates and treatment potential, the ongoing impact of the COVID-19 pandemic on the Company’s business and operations, including manufacturing, research and development, clinical trials and employees, the Company’s cash needs and availability, projected cash runway and current operating plans, and the plans and objectives of management for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: our ability to successfully complete our Phase 1/2a clinical trial, or any planned clinical trials and for those trials to produce positive results, our estimates of the number of patients who suffer from the diseases we are targeting and benefit from the medicines we are developing, and the number of patients that may enroll in our clinical trials; our ability to file INDs in the future; the commercializing of our product candidates, if approved; the timing of the initiation, progress and potential results of our ongoing and planned preclinical studies and clinical trials and our research programs, including our Phase 1/2a clinical trial; our ability to advance additional product candidates into, and successfully complete, preclinical studies and clinical trials with those additional product candidates; the timing or likelihood of regulatory filings and approvals; our product development and marketing strategy; the negative impacts of the COVID-19 pandemic; our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; future strategic arrangements and/or collaborations and the potential benefits of such arrangements; our estimates regarding expenses, future revenue, capital requirements and needs for financing and our ability to obtain capital; the sufficiency of our existing cash and cash equivalents to fund our future operating expenses and capital expenditure requirements; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified professionals; the implementation of our business model, strategic plans for our business and product candidates; our compliance with laws, the scope of protection we are able to establish and maintain for intellectual property rights, product candidates and our pipeline; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; and developments relating to our competitors and our industry, including competing product candidates and therapies. These and other important factors discussed under the caption “Risk factors” in the Company’s most recent periodic filing with the Securities and Exchange Commission (SEC) and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS

Immuneering

Investment Summary

"Our approach is different."

- Targeting **large Universal-RAS** patient population (1.5M) versus more limited approaches.
- **Monotherapy** vs combination therapy potential
- **Deep cyclic inhibition** achieved briefly but forcefully, due to combination of:
  - **Manyfold higher C_{MAX}**
  - and **short half life**
- Approach designed to **spare healthy cells** and potential to **limit adaptive resistance**.

"IMM-1-104 demonstrates Universal-RAS potential."

- **Robust preclinical activity** observed in:
  - Pancreatic Cancer ($KRAS^{G12C\ \&\ G12V}$)
  - NSCLC ($KRAS^{G12S}$)
  - CRC ($KRAS^{G12D}$)
  - Melanoma ($NRAS^{Q61R}$)
  - And others
- Hypothesis for IMM-1-104 from **proprietary model**.
- **Validated using** proprietary **bioinformatics & 3D tumor growth assays**

"2023 is shaping up to be our breakout year."

- **First patient dosed** in Phase 1/2a trial of lead asset IMM-1-104 in November 2022.
- **Patient enrollment ongoing**; investigator enthusiasm high.
- Broad inclusion **criteria facilitates** rapid trial enrollment.
- **Upcoming data readouts, beginning mid-2023**
- **Cash runway projected into Q4 2024**

3 **2023** Corporate Presentation Immuneering

4 2023 Corporate Presentation IMM-1-104’s Potential … Universal-RAS NRAS (14.12%) Targeted KRASG12C • Based on 27,461 out of 148,268 (18.5%) patients with RAS-mutated tumors in the AACR GENIE database, v13.0 • Percentage of overall mutation shown under RAS paralogue • Select mutation percentages within KRAS are shown HRAS (2.78%) KRAS (83.10%)

5 2023 Corporate Presentation MoA Target Engagement Prevent MAPK -pathway bypass events GOAL: Expanded activity into RAS mutant setting Near -Zero Drug Trough Short plasma half -life GOAL: Improve tolerability and limit adaptive resistance: every day is a drug holiday Dramatic PK CMAX Pulse Many fold higher drug free fraction CMAX than other MEK inhibitors GOAL: Break Tumor Addiction 1. 2. Deep, Cyclic Inhibition 3. Plasma PK – 5 Day Comparison Days Conceptual illustration of deep cyclic inhibition

PROGRAM INDICATION DISCOVERY IND-ENABLING PHASE 1 PHASE 2 PHASE 3 MILESTONE IMM-1-104 Universal-RAS Phase 1/2a Trial Enrolling; initial PK and safety data expected mid-2023 IMM-6-415 Universal-MAPK IND filing in Q4 2023 Multiple additional programs in discovery phase Development Pipeline 6 Cash, cash equivalents and marketable securities of $105.5M as of December 31, 2022 expected to fund operations into Q4 2024 6 2023 Corporate Presentation Wholly Owned Product Portfolio Differentiated by Indication and Half-life Once Daily (QD) Twice Daily (BID)

IMM-1-104

8 2023 Corporate Presentation IMM-1-104 ➢ Potential for Universal-RAS Activity ➢ Deep Cyclic Inhibition; Once-Daily Oral Dosing ➢ Short plasma half-life to minimize drug trough ➢ Initially being developed as Monotherapy ➢ Designed to Resist CRAF-bypass in RAS mutant tumors • Phase 1 recruiting all-comer RAS solid tumors: NCT05585320 • First patient dosed November 2022 • Robust pre-clinical activity observed in 6 different animal models; well-tolerated (median body weight loss of less than 3-6% at top doses)

IMM-1-104 Demonstrates Universal-RAS Potential

132 Tumor Models

75 = RAS Mutant



Humanized
3D-TGA

Kolitz, et al. 2023
AACR: Targeting RAS
Philadelphia, PA

Tissue	Response #	Non-Response #
Pancreatic †	**17**	**2**
Melanoma †	**22**	**0**
Lung †	**19**	**6**
CRC	**20**	**5**
Thyroid	6	1
Soft Tissue	2	1
Breast	2	6
Gastric	4	2
Ovary	3	2
Prostate	1	2
Fibrosarcoma	1	0
Liver	4	2
Neuroblastoma	1	1
Total	**102** (77.3%)	**30** (22.7%)

RAS, RAF mutation	Response #	Non-Response #
NRAS G12	2	0
NRAS G13	1	0
NRAS Q61	17	2
KRAS A146	1	0
KRAS G12	36	8
KRAS G13 ^	3	1
KRAS Q61	3	0
HRAS G13 *	1	0
BRAF (Class I or II)	21	4
Total	**85** (85.0%)	**15** (15.0%)

RAS, RAF mutation	Response #	Non-Response #
Not Present	17	15
Total	**17** (53.1%)	**15** (46.9%)

^ 1 model also bearing KRAS Q61 /// * 1 model also bearing NRAS Q61

Response to IMM-1-104 based on 3D-TGA and other preclinical modeling. Parallel translational efforts are focused on projecting patient-aligned molecular profiles or 'Targetability'.

Models tested in 3D-TGA were assigned responsive if dose response IC50 < 1uM (sensitive) or IC50 ≥ 1 with >25% reduction at 10uM (intermediate), and non-responsive otherwise (resistant)

† Select 3D-TGA models: (1.) Pancreatic MIA PaCa-2 (sensitive/responsive), (2.) Pancreatic Capan-2 (intermediate/responsive), (3.) Melanoma SK-MEL-2 (sensitive/responsive), (4.) Lung A549 (intermediate/responsive)

9 **2023** Corporate Presentation Immuneering

IMM-1-104 Demonstrates Universal-RAS Potential ELN: PJK03-0013PK 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) Tu m o r v olu m e (M e dia n ± Q u artile; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po IMM-1-104 (TGI = 76%) (TGI = 90%) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Time (days) Tumor volume (Median ± Quartile; mm3 ) Copy of __Pres Data: TV (mm3) - Dose Range - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 100 mg/kg IMM-1-104 BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po MIA PaCa-2 N=12 TGI Day21 = 122% TGI Day21 = 108% KRASG12C PANC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tu m o r v olu m e (M e dia n ± Q u artile; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po A-549 N=12 TGI Day28 = 95% TGI Day28 = 91% KRASG12S NSCLC 0 1 2 3 4 5 6 7 8 9 10 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 1300 1400 1500 Time (days) Tumor Volume (Median ± quartile.; mm3 ) Copy of *Data: TV (mm3) - IMM-1-104 - 100 and 150 doses Vehicle 0 mg/kg BID po 100 mg/kg BID po IMM-1-104 150 mg/kg BID po IMM-1-104 Colon-26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tu m o r v olu m e (M e dia n ± Q u artile; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po N=8 TGI Day10 = 108% TGI Day10 = 84% KRASG12D CRC SK-MEL-2 N=12 0 3 6 9 12 15 18 21 0 100 200 300 400 500 600 700 800 900 1000 Time (days) Tumor volume (Median ± Quartile; mm3 ) Mic Drop Panel: TV (mm3) - DR IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po TGI Day21 = 100% TGI Day21 = 75% TGI Day21 = 91% NRASQ61R MEL CRC = colorectal cancer; NSCLC = non-small cell lung cancer; MEL = melanoma; PANC = pancreatic cancer Maximum Effective Dose Range in Mice (plasma t1/2 = 1.3 hours) is 100 mg/kg to 150 mg/kg BID po Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0)/(Ci – C0)]x100 ; T = treatment groups ; C = control groups *Well-tolerated at top doses with no more than 3-6% median body weight loss (BWL) **Capan-2 PANC model, as reported at ASCO 2022 (0% TGI for sotorasib and adagrasib at top doses) Well Tolerated: Median Body Weight Loss ≤ 3-6%* of baseline at top doses 10 2023 Corporate Presentation ELN: PJK03-0013PK 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) Tu m or v olu m e (M e dia n ± Q u artile; m m3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po IMM-1-104 (TGI = 76%) (TGI = 90%) N=12 KRASG12V PANC 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 Time (days) Tumor volume (Median ± Quartile; mm3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) Capan-2 TGI Day21 = 84% TGI Day21 = 61%

Pancreatic: Head-to-Head Comparison of IMM-1-104 +/- Sotorasib in a KRAS-G12C Pancreatic Tumor Model MIA PaCa-2 (KRASG12C) Pancreatic Xenograft Tumor Model in Athymic Nude Mice Sotorasib was commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0 )/(Ci – C0 )]x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method IMM-1-104 as compared to sotorasib demonstrated tumor regression, both with insignificant BWL 11 2023 Corporate Presentation (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Interquartile; mm3 ) Copy of __Pres Data: TV (mm3) - 100 - AMG-510 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg AMG-510 QD po : 0 mg/kg Vehicle BID po Median Body Weight Loss 0% of Baseline 100 mg/kg Shown (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Interquartile; mm3 ) Copy of __Pres Data: TV (mm3) - 150 mg - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v olu m e (M e dia n ± Inte r q u a rtile; m m 3 ) Copy of __Pres Data: TV (mm3) - 150 mg - IMM-01-00104 MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po (N=12, per group) Median Body Weight Loss < 1.8% of Baseline 150 mg/kg Shown (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Interquartile; mm3 ) __Data: TV (mm3) - ALL combinations together 0 mg/kg Vehcile QD po : 0 mg/kg Vehicle BID po 30 mg/kg AMG-510 QD po : 50 mg/kg IMM-1-104 BID po 30 mg/kg AMG-510 QD po : 100 mg/kg IMM-1-104 BID po 30 mg/kg AMG-510 QD po : 150 mg/kg IMM-1-104 BID po 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 0 200 400 600 800 1000 1200 1400 1600 1800 Time (days) Tumor volume (Median ± Interquartile; mm3 ) __Pres Data: TV (mm3) - Individual - 30 mpk AMG-510 + 150 mpk IMM-1-104 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po MEDIAN: 30 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po MEDIAN: 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po IMM-1-104 : Sotorasib 0 : 0 0 : 30 150 : 0 150 : 30 NO TREATMENT + 21 Days 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 0 200 400 600 800 1000 1200 1400 1600 1800 Time (days) Tumor volume (Median ± Interquartile; m m3 ) __Pres Data: TV (mm3) - Individual - 30 mpk AMG-510 + 150 mpk IMM-1-104 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 150 mg/kg IMM-1-104 BID po MEDIAN: 30 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po MEDIAN: 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Interquartile; m m3 ) __Data: TV (mm3) - ALL combinations together 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po 30 mg/kg sotorasib QD po : 50 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 100 mg/kg IMM-1-104 BID po 30 mg/kg sotorasib QD po : 150 mg/kg IMM-1-104 BID po TREATMENT 21 Days Median Body Weight < 1.0% of baseline at top dose combination IMM-1-104 : Sotorasib 50 : 30 100 : 30 150 : 30 Sotorasib 10-30-100 mg/kg QD p.o.) IMM-1-104 + Sotorasib (50-100-150 mg/kg BID + 30 mg/kg QD) IMM-1-104 (50-100-150 mg/kg BID p.o.) IMM-1-104 + Sotorasib (150 mg/kg BID + 30 mg/kg QD) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m or v olu m e (M e dia n ± Interq u artile; m m 3 ) __Pres Data: TV (mm3) - 100 - AMG-510 100 mg/kg AMG-510 QD po : 0 mg/kg Vehicle BID po MEDIAN: 0 mg/kg Vehicle QD po : 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg sotorasib QD po : 0 mg/kg Vehicle BID po TGI TGI = 127% TGI = 122% top-combo = 131%

Pancreatic: Head-to-Head Comparison of IMM-1-104 vs. Sotorasib and Adagrasib in a KRAS-G12V Pancreatic Tumor Model IMM-1-104 demonstrated tumor regression as compared to sotorasib or adagrasib, with insignificant BWL 12 2023 Corporate Presentation Adagrasib (30, 100 mg/kg QD p.o.) IMM-1-104 (100, 150 mg/kg BID p.o.) Sotorasib (30, 100 mg/kg QD p.o.) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Quartile; mm3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m or v olu m e (M e dia n ± Q u artile; m m 3 ) Copy of BID Data: TV (mm3) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Quartile; mm3 ) QD Data: TV (mm3) - MRTX845 Adagrasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg adagrasib QD po MEDIAN: 100 mg/kg adagrasib QD po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v olu m e (M e dia n ± Q u a rtile; m m 3 ) QD Data: TV (mm3) - MRTX845 Adagrasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg adagrasib QD po MEDIAN: 100 mg/kg adagrasib QD po CAPAN-2 (KRAS-G12V) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) Tumor volume (Median ± Quartile; mm3 ) QD Data: TV (mm3) - AMG-510 Sotorasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg sotorasib QD po MEDIAN: 100 mg/kg sotorasib QD po CAPAN-2 (KRAS-G12V) (N=12, per group) (N=12, per group) (N=12, per group) 0 3 6 9 12 15 18 21 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Time (days) T u m o r v o ul m e (M e dia n ± Q u a rtile; m m 3 ) QD Data: TV (mm3) - AMG-510 Sotorasib MEDIAN: 0 mg/kg Vehicle QD po MEDIAN: 30 mg/kg sotorasib QD po MEDIAN: 100 mg/kg sotorasib QD po CAPAN-2 (KRAS-G12V) Capan-2 (KRASG12V) Pancreatic Xenograft Tumor Model in Athymic Nude Mice Sotorasib and adagrasib were commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0 )/(Ci – C0 )]x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method Median Body Weight Loss 0% of Baseline Median Body Weight Loss 0% of Baseline Median Body Weight Loss <5.8% of Baseline

Dummer, et al 2017 Lancet S1470-2045 (17) 30180-8 2.8 months 1.5 months 11.0 months 10.1 months Binimetinib Dacarbazine Hazard Ratio Progression Free Survival Overall Survival 0.62 1.00 NRAS Status Binimetinib Dacarbazine N = 269 N = 133 Q61K 100 (37%) 51 (38%) Q61L 32 (12%) 17 (13%) Q61R 137 (51%) 64 (48%) Wildtype 0 1 (1%) Serious Adverse Events (34% binimetinib vs. 22% dacarbazine) Overall Response Rate (ORR: 15% binimetinib vs. 7% dacarbazine) Melanoma: Phase 3 NEMO Study: Binimetinib vs. Dacarbazine (NRASmut Melanoma) Summary of phase 3 data from the NEMO study as reported in Lancet (c.2017) 13 2:1 2023 Corporate Presentation

Melanoma: Head-to-Head NRAS-Q61R Melanoma Xenograft Study: Binimetinib vs. IMM-1-104 in SK-MEL-2 IMM-1-104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI) SK-MEL-2 (NRAS-Q61R) Melanoma Xenograft Tumor Model in Athymic Nude Mice CRAF-bypass IMM-1-104 (100-125-150 mg/kg BID p.o.) Binimetinib (3-10-30 mg/kg BID p.o.) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 0 100 200 300 400 500 600 700 800 900 1000 Time (days) Tumor volume (Median ± Interquartile; mm3 ) SK-MEL-2 (NRAS-mutant MEL) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 0 100 200 300 400 500 600 700 800 900 1000 Time (days) Tumor volume (Median ± Interquartile; mm3 ) SK-MEL-2 (NRAS-mutant MEL) - Binimetinib MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 3 mg/kg Binimetinib BID po MEDIAN: 10 mg/kg Binimetinib BID po MEDIAN: 30 mg/kg Binimetinib BID po 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 0 100 200 300 400 500 600 700 800 900 1000 Time (days) Tum or volume (Median ± Interquartile; m m3 ) SK-MEL-2 (NRAS-mutant MEL) - IMM-1-104 MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 100 mg/kg IMM-1-104 BID po MEDIAN: 125 mg/kg IMM-1-104 BID po MEDIAN: 150 mg/kg IMM-1-104 BID po 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 0 100 200 300 400 500 600 700 800 900 1000 Time (days) Tum or volume (Median ± Interquartile; m m3 ) SK-MEL-2 (NRAS-mutant MEL) - Binimetinib MEDIAN: 0 mg/kg Vehicle BID po MEDIAN: 3 mg/kg Binimetinib BID po MEDIAN: 10 mg/kg Binimetinib BID po MEDIAN: 30 mg/kg Binimetinib BID po N=12, per group N=12, per group TGI = 100% TGI = 91% TGI = 75% TGI = 35% 14 2023 Corporate Presentation Binimetinib was commercially purchased

CRC: Head-to-Head Comparison of IMM-1-104 Against Selumetinib and Binimetinib in a KRAS-G12D CRC Syngeneic Mouse Tumor Model 0 3 6 9 12 15 18 21 24 27 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tumor volume (Median ± Quartile; mm3 ) Data: TV (mm3) - Selumetinib - 50 only Vehicle 0 mg/kg BID po 50 mg/kg BID po Selumetinib 50 mg/kg BID po Selumetinib - Individual 0 3 6 9 12 15 18 21 24 27 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tumor volume (Median ± Quartile; mm3 ) Data: TV (mm3) - IMM-1-104 - Spider Plot - 150 only Vehicle 0 mg/kg BID po 150 mg/kg BID po IMM-1-104 150 mg/kg BID po IMM-1-104 - Individual 0 3 6 9 12 15 18 21 24 27 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tumor volume (Median ± Quartile; mm3 ) Data: TV (mm3) - Binimetinib - 30 dose only Vehicle 0 mg/kg BID po 30 mg/kg BID po Binimetinib 30 mg/kg BID po Binimetinib - Individual Colon-26 (KRAS-G12D) Syngeneic Colorectal Tumor Model in Balb/c Mice Selumetinib and binimetinib were commercially purchased Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0)/(Ci – C0)]x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method IMM-1-104 demonstrated greater tumor growth inhibition (TGI), lower body weight loss (BWL) and greater durability via reductions in tumor volume (TV) IMM-1-104 (Clinical) Binimetinib (FDA approved) Selumetinib (FDA approved) 15 N=8, per group N=8, per group N=8, per group 2023 Corporate Presentation

IMM-1-104: Phase 1/2 Clinical Trial Plan

Study 1 First Time in Humans

Dose Escalation - Phase 1a*

IMM-1-104
(Dual MEK inhibitor)

→ Bayesian Design (mTPI-2) escalation and dose evaluation in select solid tumor types[1]

May expand tolerated dose cohorts for a max of 42 patients treated in Phase 1

→ RP2D →

IND cleared; First patient dosed on Nov 21, 2022

Dose Expansion - Phase 2a**

Expansion 1:

- **RAS mutated Melanoma** (~40 pts)

Expansion 2:

- **RAS Mutated Pancreatic (PAAD)** (~40 pts)

Expansion 3 & 4: *biomarker stratification*

- **RAS Mutated NSCLC-Adeno** (~40 pts)
- **RAS Mutated, APC *wt* CRC** (~40 pts)

* Solid tumor, all comer with evidence of RAS mutation
** Simon 2-Stage Design. Proposed tumor types may change based upon preclinical PGx studies and clinical function review

- MTD = Maximum Tolerated Dose;
- RP2D = Recommended Phase 2 Dose;
- PGx = Pharmacogenomics

16 2023 Corporate Presentation Immuneering

Phase 1 Sites

A Phase 1/2a Study of IMM-1-104 in Participants With Previously Treated, RAS-Mutant, Advanced or Metastatic Solid Tumors

ClinicalTrials.gov Identifier: NCT05585320

United States, California

City of Hope
- Duarte, California, United States, 91010
- Principal Investigator: Vincent Chung, MD

United States, New York

MD Weill Cornell Medicine
- New York, New York, United States, 10021
- Principal Investigator: Anna Pavlick, DO

United States, Texas

MD Anderson Cancer Center
- Houston, Texas, United States, 77030
- Principal Investigator: Shubham Pant, MD

NEXT Oncology
- San Antonio, Texas, United States. 78229
- Principal Investigator: David Sommerhalder, MD

United States, Virginia

NEXT Oncology
- Fairfax, Virginia, United States, 22031
- Principal Investigator: Alex Spira, MD, PhD

17 **2023** Corporate Presentation

Immuneering

18 2023 Corporate Presentation Upcoming Potential Milestones Program Milestone Expected Timing IMM-1-104 Initial Phase 1 pharmacokinetic (PK) and safety data Mid-2023 IMM-1-104 Initial Phase 1 pharmacodynamic (PD) modeling data and additional PK and safety data 2H 2023 IMM-1-104 RP2D and Safety data Mid-2024 IMM-1-104 Additional trial updates On a periodic basis IMM-6-415 IND filing 4Q 2023

IMM-6-415

IMM-6-415: Monotherapy Activity in RAF and RAS Mutant Tumors SK-MEL-2 A-375 A-549 Colon-26 KRASG12S NSCLC KRASG12D CRC NRASQ61R MEL BRAFV600E MEL SITC 2022 Presentation: Maximum Effective Dose Range in Mice (plasma t CRC = colorectal cancer; NSCLC = non-small cell lung cancer; MEL = melanoma 1/2 = 0.3 to 0.4 hours): 150-180 mg/kg BID Well Tolerated up to Maximum Monotherapy Effective Dose Range of 150 to 180 mg/kg 20 Model HRAS NRAS BRAF NF1 3D-TGA SK-MEL-2 p .Q61R MM127 p .G13R p .G464E n.t. MM415 p .Q61L n.t. MEL-JUSO p .G13D p .Q61L n.t. SK-MEL-30 p .Q61K n.t. Hs852T p .G12V n.t. MeWo LoF n.t. A375 p .V600E SK-MEL-28 p .V600E 3D-Tumor Growth Assay (3D-TGA) sensitivity (green) SK-MEL-28 BRAFV600E MEL 0 2 4 6 8 10 12 14 16 18 20 22 0 200 400 600 800 1000 1200 1400 1600 Time (days) Tumor volume (Median ± Quartile or Individual; mm3 ) A549 (KRASG12S) 180 mg/kg BID PO MEDIAN: IMM-6-415, 180mg/kg, 10ul/g, p.o., BID × 21 MEDIAN: Vehicle, 0mg/kg, 10ul/g, p.o., BID x 21 IMM-6-415, 180mg/kg, 10ul/g, p.o., BID × 21 N = 12 mice per group ** **** ** P = 0.0015; day 7 **** P < 0.0001; day 10-21 **** **** **** 1104 mm3 197 mm3 138 mm3 2-way ANOVA followed by Tukey for mulitple comparisons 0 1 2 3 4 5 6 7 8 0 100 200 300 400 500 600 700 800 900 Time (days) Tumor volume (Median ± Quartile or Individual mm3 ) Colon 26 (KRASG12D) 175 mg/kg BID PO MEDIAN: Vehicle: 0 mg/kg BID p.o. N = 6 mice per group IMM-6-415: 175 mg/kg BID p.o. MEDIAN: IMM-6-415: 175 mg/kg BID p.o. *** *** *** P = 0.0005; day 4 *** P = 0.0004; day 7 683 mm3 126 mm3 106 mm3 2-way ANOVA followed by Tukey for mulitple comparisons 2023 Corporate Presentation

Accelerated Cadence of IMM-6-415 Enhances Activity of Checkpoint Inhibitors Cyclic disruption of MEK improves overall survival with check point inhibitors (SITC 2022) 21 Schedule Dose (mg/kg) Veh ⍺PD-1 (BIW) ⍺CTLA-4 (BIW) IMM-6-415 IMM-6-415 + PD-1 IMM-6-415 + CTLA-4 BID 120 0/12 7/12 11/12 10/12 BID 60 0/12 0/12 8/12 8/12 BID 30 0/12 0/12 5/12 5/12 QD 120 0/12 0/12 7/12 7/12 QD 60 0/12 1/12 4/12 8/12 QD 30 0/12 0/12 6/12 7/12 BIW 10 0/12 4/12 BIW 10 0/12 4/12 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 10 20 30 40 50 60 70 80 90 100 Days Probability of Survival BID-Vehicle BIW-Isotype-PD-1 120 mg/kg BID 415 10 mg/kg BIW PD-1 120 mg/kg BID 415 + PD-1 Day 28 PD1 N = 12 mice per group Logrank test for trend, followed by pair-wise Logrank (Mantel-Cox) test ns; p = 0.6358 p = 0.0172 p = <0.0001 p = <0.0001 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 10 20 30 40 50 60 70 80 90 100 Days Probability of Survival BID-Vehicle BIW-Isotype-CTLA4 120 mg/kg BID 415 10 mg/kg BIW CTLA4 120 mg/kg BID 415 + CTLA4 Day 28 CTLA4 N = 12 mice per group Logrank test for trend, followed by pair-wise Logrank (Mantel-Cox) test ns; p = 0.1979 p = <0.0001 p = <0.0001 p = <0.0001 • Number of BALB/c mice (out of 12) with tumors through Day 28 with volumes lower than 2,000 mm3 Monotherapy Treated Alive at Day 28 Combination ≥ 3 Advantage Syngeneic CT-26 Model KRASG12D CRC Presented at SITC (Nov. 2022): RAS wild type MC38 IO model ≥3 advantage only observed in IMM-6-415 (120 p.o. BID) + anti-PD-1 2023 Corporate Presentation

Corporate

• Cash, cash equivalents and marketable securities as of December 31, 2022: $105.5M • Cash runway into Q4 2024 supports: • IMM-1-104: • Multiple data readouts from Phase 1/2a trial • IMM-6-415: • Anticipate IND filing in Q4 2023 • Research in additional oncology programs 23 2023 Corporate Presentation Finance & Intellectual Property Finance Intellectual Property Patents issued/pending: • Pending U.S. and ex-U.S. applications relating to IMM-1-104 • Pending U.S. provisional and PCT applications relating to IMM-6- 415 • Issued U.S. patent and pending application relating to DCT • Pending U.S. applications to Fluency Expected patent expiration: (excluding patent term adjustments, etc.) • IMM-1-104 = 2041 • IMM-6-415 = 2043 • DCT = 2039 • Fluency = 2039

Immuneering

Investment Summary

"Our approach is different."

- Targeting **large Universal-RAS** patient population (1.5M) versus more limited approaches.
- **Monotherapy** vs combination therapy potential
- **Deep cyclic inhibition** achieved briefly but forcefully, due to combination of:
  - **Manyfold higher C_{MAX}** and
  - **short half life**
- Approach designed to **spare healthy cells** and potential to **limit adaptive resistance**.

"IMM-1-104 demonstrates Universal-RAS potential."

- **Robust preclinical activity** observed in:
  - Pancreatic Cancer ($KRAS^{G12C}$)
  - NSCLC ($KRAS^{G12S}$)
  - CRC ($KRAS^{G12D}$)
  - Melanoma ($NRAS^{Q61R}$)
  - And others
- Hypothesis for IMM-1-104 from **proprietary model**.
- **Validated using** proprietary **bioinformatics & 3D tumor growth assays**

"2023 is shaping up to be our breakout year."

- **First patient dosed** in Phase 1/2a trial of lead asset IMM-1-104 in November 2022.
- **Patient enrollment ongoing**; investigator enthusiasm high.
- Broad inclusion **criteria facilitates** rapid trial enrollment.
- **Upcoming data readouts, beginning mid-2023**
- **Cash runway projected into Q4 2024**

24 **2023** Corporate Presentation Immuneering

Appendix Nasdaq: IMRX March 2023

Differentiation Versus Other MEK Inhibitors 1 st Gen Mechanism Potentially Susceptible to CRAF-bypass Potential Short PK Exposure (Improve Tolerability & Durability) Potential Chronic Exposure (Drug Toxicity) 2 nd Gen Mechanism Potentially Resistant to CRAF-bypass BAY-265 VS-6766 Trametinib Cobimetinib Selumetinib Binimetinib Phase 1 IMM-1-104 FDA Registered Clinical Trials Preclinical Immuneering 26 Mirdametinib Clinical Candidate IMM-6-415 3 rd Generation MEKi 2023 Corporate Presentation

Our Platform Converts Gene Expression to Counterintuitive Insights

Goal: achieve **broader activity** and **better tolerability** in RAS and beyond mutant disease



RTK
RAS NANOCLUSTERS
ON
OFF
NF1
RAS
RAF
MEK inh
MEK
ERK
Cancer Cell Growth



1st generation MEKi
pd-0325901
Similarity
Time
3 hr
6 hr
24 hr
Disease Cancellation
Disease Amplification
Stronger drug reversal



1st generation MEKi
azd-8330
Similarity
Time
3 hr
6 hr
24 hr
Disease Cancellation
Disease Amplification
Stronger drug reversal

Note: dots are representative of various concentrations

> *IMRX Disease Cancelling Technology - US Patent 11,043,305*

Unlike first generation MEK inhibitors, IMM-1-104 is designed to prevent RAF- and KSR-mediated activation of MEK (i.e., CRAF-bypass) and displays a short plasma half-life to potentially drive deep cyclic inhibition of the pathway.

Data-driven Identification and Optimization of New Medicines to Cancel Cancer Cachexia
Presented by Ben Zeskind at the 12th International Conference of Cachexia, Sarcopenia & Muscle Wasting (SCWD) in Berlin, Dec. 6-8, 2019

27 2023 Corporate Presentation Immuneering

Deep Cyclic Inhibition Confirmed Using Transcriptomics Traditional Approach Signaling Dynamics Chronic Suppression → TOXICITY Cyclic Disruption → TOLERABILITY 28 Syngeneic Colon-26 study (18 days BID dosing; tumor RNA) Syngeneic Colon-26 study (18 days BID dosing; tumor RNA) 2023 Corporate Presentation

IMM-1-104 is a Dual-MEK Inhibitor Goal deep, cyclic inhibition with ability to prevent MEK-reactivation (improve tolerability and activity) Short plasma half life to minimize drug trough (~ 1 to 2 hours t1/2) Resists CRAF-bypass in RAS mutant tumors (↓ pERK and pMEK) Ideal Dosing Schedule: ≥ 7-8 half lives between doses (BID for < 1.5 hr t1/2; QD for 2 to 3 hr t1/2) IMM-1-104 Mechanism + Half Life 29 Cadence 2023 Corporate Presentation

Head-to-Head Comparison of IMM-1-104 Against FDA-Approved MEK Inhibitors: CRAF-Bypass Resistance FDA-Approved MEK inhibitors: Trametinib, Cobimetinib, Binimetinib, Selumetinib commercially purchased 1.00 0.03 0.19 0.17 0.21 0.29 1.00 1.24 6.46 2.96 2.45 0.56 0.01 0.10 1.00 10.00 0.1% DMSO T rametinib Cobimetinib Binimetinib Selumetinib IMM-1-104 p-Protein : total Protein (NormalizedtoDMSO) Drug Dose = 100 nM (2hours exposure;A549) A549KRAS-mut Lung Cancer: pERK and pMEK pERK pMEK CRAF-bypass if > 1.0 Decreased activity for both MEK & ERK A549KRAS-mut Lung Cancer: pERK and pMEK CRAF Bypass > 1.0 30 Cancer Cell Growth RAS RAF MEK ERK OFF NF1 ON RAS NANOCLUSTERS P P P P P P P MEK inh RTK 2023 Corporate Presentation

Head-to-Head Comparison of IMM-1-104 Against Binimetinib +/- Encorafenib in KRAS-G12S NSCLC Tumor Model

IMM-1-104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI)

IMM-1-104

(150 mg/kg BID p.o.)



Tumor volume (Median ± Quartile; mm³)
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time (days)
IMM-1-104
(TGI = 91%)
IMM-1-104
(TGI = 95%)
MEDIAN Vehicle 0 mg/kg BID po
MEDIAN 100 mg/kg IMM-01-00104 BID po
MEDIAN 150 mg/kg IMM-01-00104 BID po

(N=12, per group)

Binimetinib + Encorafenib

(10 mg/kg BID + 60 mg/kg QD p.o.)



Tumor volume (Median ± Quartile; mm³)
2500
2250
2000
1750
1500
1250
1000
750
500
250
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time (days)
Encorafenib
(TGI = 41%)
…minus 1 → TV limit
Bin + Enc
(TGI = 62%)
Binimetinib
(TGI = 79%)
MEDIAN Vehicle 0 mg/kg QD po : Vehicle 0 mg/kg BID po
MEDIAN 60 mg/kg Encorafenib QD po : Vehicle 0 mg/kg BID po
MEDIAN Vehicle 0 mg/kg QD po : 10 mg/kg Binimetinib BID po
MEDIAN 60 mg/kg Encorafenib QD po : 10 mg/kg Binimetinib BID po

(N=12, per group)

- A549 ($KRAS^{G12S}$) NSCLC Xenograft Tumor Model in Athymic Nude Mice
- Binimetinib and encorafenib were commercially purchased

- *Tumor Growth Inhibition (TGI) % = $[1 - (T_i - T_0)/(C_i - C_0)]$x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method*
  Human Dose Equivalent (HDE) binimetinib = 1-3 mg/kg BID

31 2023 Corporate Presentation

Immuneering

Head-to-Head Comparison of IMM-1-104 versus Binimetinib +/- Encorafenib in BRAF-V600E Melanoma Tumor Model A375 (BRAFV600E) Melanoma Xenograft Tumor Model in Athymic Nude Mice Tumor Growth Inhibition (TGI) % = [1 – (Ti – T0 )/(Ci – C0 )]x100%; Expanded TGI formula vs. previous 1-[T/C]x100% method Human Dose Equivalent (HDE) binimetinib 1-3 mg/kg BID IMM-1-104 as compared to binimetinib monotherapy demonstrated greater tumor growth inhibition (TGI) Binimetinib and encorafenib were commercially purchased IMM-1-104 (100 & 150 mg/kg BID p.o.) (N=12, per group) Binimetinib + Encorafenib (10 mg/kg BID + 60 mg/kg QD p.o.) (N=12, per group) IMM-1-104 (TGI = 80%) (TGI = 96%) Encorafenib (TGI = 99%) Binimetinib (TGI = 51%) Bin + Enc (TGI = 107%) Tumor Volume (Median ± quartile; mm3 ) 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) Tu m o r v olu m e (M e dia n ± Q u artile; m m 3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Time (days) Tu m or v olu m e (M e dia n ± Q u artile; m m3 ) **Data: TV (mm3) - 60 mpk QD:10 mpk BID - E:B MEDIAN Vehicle 0 mg/kg QD po : Vehicle 0 mg/kg BID po MEDIAN 60 mg/kg Encorafenib QD po : Vehicle 0 mg/kg BID po MEDIAN Vehicle 0 mg/kg QD po : 10 mg/kg Binimetinib BID po MEDIAN 60 mg/kg Encorafenib QD po : 10 mg/kg Binimetinib BID po 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 2750 3000 3250 3500 Time (days) Tumor volume (Median ± Quartile; mm3 ) **Data: TV (mm3) - 100 + 150 mpk - IMM-1-104 MEDIAN Vehicle 0 mg/kg BID po MEDIAN 150 mg/kg IMM-01-00104 BID po MEDIAN 100 mg/kg IMM-01-00104 BID po Tumor Volume (Median ± quartile; mm3 ) 32 2023 Corporate Presentation

Conclusions (NRAS mutant Melanoma) In the phase 3 NEMO study published in Lancet (c. 2017), binimetinib failed to substantially improve overall survival vs. dacarbazine (11.0 vs. 10.1 months) in NRAS mutant melanoma patients and led to a ~50% increase in serious adverse events (34% vs. 22%). The most common NRAS mutation in the NEMO study was Q61R. We further compared binimetinib vs. IMM-1-104 in vivo using SK-MEL-2 (NRAS-Q61R). Collectively, our data suggest that binimetinib may not effectively control MAPK pathway reactivation in RAS mutant tumors. In contrast, the deep cyclic inhibition combined with a dual-MEK mechanism of action of IMM-1-104 may offer a unique therapeutic advantage over first generation MEK inhibitors in RAS mutant tumors. 33 2023 Corporate Presentation

34 2023 Corporate Presentation RAS Mutation Profiles Within Select Tumor Indications • Based on given tumor type of patients with RAS-mutated tumors in the AACR GENIE database, v13.0 • Each RAS paralogue shown as percent overall RAS mutant tumors within each indication • Presented at 2023 AACR: Targeting RAS. Kolitz, et al. (Philadelphia, PA) Pancreatic Cancer NRAS = 0.34% HRAS = 0.06% KRAS = 99.60% NRAS = 2.67% HRAS = 0.31% KRAS = 97.02% Lung Cancer Melanoma Colorectal Cancer NRAS = 89.14% HRAS = 5.29% KRAS = 5.57% NRAS = 8.25% HRAS = 0.24% KRAS = 91.51%

35 2023 Corporate Presentation I 35 KRAS Mutant Pancreatic (PAAD): Translational Opportunity GENIE cohort v13.0-public The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831 Sensitive Mixed ↑ Resistance Have Altered KRAS: Biomarker Positive Biomarker Sensitive Profile (80.2% overall) Biomarker Resistant Profile (0.6% overall) † Further Biomarker Stratification Not Required † PANCREATIC Patients Patient mapping with 3D-TGA Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each

36 2023 Corporate Presentation I 36 NRAS Mutant Melanoma: Translational Opportunity Sensitive Mixed ↑ Resistance Have Altered NRAS: Biomarker Positive Biomarker Sensitive Profile (19% overall) Biomarker Resistant Profile (0.8% overall) † Further Biomarker Stratification Not Required † MELANOMA Patients GENIE cohort v13.0-public The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831 Patient mapping with 3D-TGA Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each

37 2023 Corporate Presentation I 37 KRAS Mutant NSCLC (Adeno): Translational Opportunity Have Altered KRAS: Biomarker Positive Biomarker Sensitive Profile (21.5% overall) Biomarker Resistant Profile (Refine Subsets) NSCLC-Ad Patients † Sensitive ↑ Resistance (Further Refine Subsets) † Consider Further Biomarker Stratification GENIE cohort v13.0-public The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831 Patient mapping with 3D-TGA Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each

38 2023 Corporate Presentation I 38 KRAS Mutant CRC: Translational Opportunity Have Altered KRAS: Biomarker Positive Biomarker Sensitive Profile (9.3% overall) CRC Biomarker Resistant Profile (Refine Subsets) Patients † Sensitive ↑ Resistance (Further Refine Subsets) † Further Refine Biomarker Stratification GENIE cohort v13.0-public The AACR Project GENIE Consortium. AACR Project GENIE: Powering Precision Medicine Through An International Consortium, Cancer Discov. 2017 Aug;7(8):818-831 Patient mapping with 3D-TGA Translational Step: Assess sensitivity of a panel of cell lines in the 3D-TGA; determine key mutations present in each Bioinformatics Step: How many patients does each cell line represent, based on key mutations present in each

Safety • Adverse Events (AEs) 39 2023 Corporate Presentation Dose-limiting Toxicities Recommended Phase 2 Dose • Selection of dose candidate • Number of participants with dose limiting toxicities Phase 1/2a Primary and Secondary Outcomes Phase 1: Primary Outcomes Phase 1/2a: Secondary Outcomes CMAX • Maximum Observed Plasma Concentration TMAX AUC • Area Under Plasma Concentration Time Curve • Time to Reach Maximum Plasma Concentration Phase 2a: Primary Outcome Overall Response Rate • CR or PR based on RECIST 1.1 Phase 2a: Secondary Outcomes Landmark 3-Month Survival Landmark 6-Month Survival Overall Survival (OS) Disease Control Rate Progression Free Survival (PFS) Duration of Response